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Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Regis Corporation (the Registrant) on Form 10-K for the fiscal year ending June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof, I, Randy L. Pearce, Senior Executive Vice President, Chief Financial and Administrative Officer of the Registrant, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Annual Report on Form 10-K fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

August 29, 2008

/s/ RANDY L. PEARCE Randy L. Pearce, Senior Executive Vice President, Chief Financial and Administrative Officer

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  Exhibit 32.2
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002